SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS OF EACH OF THE LISTED FUNDS

DWS Mid Cap Value Fund DWS Small Cap Value Fund DWS Small Mid Cap Value VIP

The following changes are effective on or about September 3, 2013:

Dreman Value Management, L.L.C. (”DVM”) will no longer serve as subadvisor to each fund. All references to DVM are hereby deleted.

The following information replaces similar disclosure contained under the ”PRINCIPAL INVESTMENT STRATEGY” section within the summary prospectus of each fund:

Management process. In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies. Company research lies at the heart of the investment process. Portfolio management emphasizes individual selection of stocks across all economic sectors, focusing on companies that it believes have strong management, identifiable catalysts (e.g., acquisitions or new products), and valuations that offer an attractive risk/reward trade-off.

Portfolio management utilizes multiple sources for idea generation as it believes quantitative screens by themselves are not robust enough to consistently source attractive investment ideas. Portfolio management’s intensive proprietary research starts with thorough background research to gain an understanding of a company’s business model and financials. Management meetings are generally conducted to assess corporate culture and the ability to execute on the business model with a focus on capital allocation decisions. Portfolio management then analyzes valuations by determining the appropriate metric and establishing internal estimates. Portfolio management reviews a stock’s investment thesis, catalysts and risks to determine if the stock fits into the portfolio. Portfolio management normally will sell a stock when it believes the investment thesis proves incorrect, fundamentals weaken, catalysts fail to materialize as expected, or if a stock becomes fully valued.

The following information replaces the existing disclosure under the ”MANAGEMENT” section of each fund’s summary prospectus:

MANAGEMENT

Investment Advisor

Deutsche Investment Management Americas Inc.

Portfolio Manager(s)

Richard Glass, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

Please Retain This Supplement for Future Reference

August 2, 2013 PROSTKR-292	Deutsche Asset & Wealth Management